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                                                                EXHIBIT 10.01(t)

                               AMENDMENT NO. 14 TO THE
                             LOAN AND SECURITY AGREEMENT


    THIS AMENDMENT NO. 14 TO THE LOAN AND SECURITY AGREEMENT ("Amendment No. 14") is made and entered into by and among MERIDIAN NATIONAL CORPORATION, a Delaware corporation ("MNC"), OTTAWA RIVER STEEL CO., an Ohio corporation ("ORS"), NATIONAL METAL PROCESSING, INC., a Michigan corporation ("NMP"), INTERSTATE METAL PROCESSING, INC., an Ohio corporation ("IMP"), PRECISE PAC, INC. (f/k/a National Metal Shearing Corp.), a Michigan corporation ("PPI"), and MERIDIAN ENVIRONMENTAL SERVICES, INC., a Michigan corporation ("MES"); and together with MNC, ORS, NMP, IMP and PPI sometimes shall be referred to collectively as "Borrowers" and individually as a "Borrower"), and NATIONAL CANADA FINANCE CORP. ("Bank").

                                       RECITALS

    A. On December 6, 1989, Borrowers and the Bank of New England, N.A. ("BNE") entered into a certain Loan And Security Agreement (the "Loan Agreement," all terms defined therein being used in this Amendment No. 13 with the same meaning unless otherwise stated) under the terms of which BNE loaned to Borrowers $1,000,000 on a term loan basis, and $7,000,000 on a revolving loan basis, pursuant to the provisions set forth in the Loan Agreement.

    B. In March 1990, Borrowers and BNE entered into Amendment No. 1 to Loan And Security Agreement ("Amendment No. 1") to provide for (1) an increase in the amount of funds Borrowers could borrower under the Revolving Loan Borrowing Base in the form of an over-advance of not more than Five Hundred Thousand Dollars ($500,000), and (2) such other items as are set forth in Amendment No. 1.

    C. On September 14, 1990, Borrowers and Bank (as the successor-in-interest to BNE and BNE's rights, duties, and remedies under the Loan Agreement) entered into Amendment No. 2 To The Loan And Security Agreement ("Amendment No. 2") to (1) decrease the Revolving Loan Borrowing Base on Eligible Inventory from $4,000,000 to $3,000,000, (2) decrease the amount of the Revolving Loan Borrowing Base by the face amount of the Letters of Credit issued by Bank to Borrowers, (3) modify the definition of "Revolving Loan Borrowing Base", and (4) establish a compensating balance of $1,000,000 in Borrowers' Collateral.

    D.   Effective as of May 31, 1991, Borrowers and Bank entered into
Amendment No. 3 To The Loan And Security Agreement ("Amendment No. 3") to (1) decrease the maximum amount of the Revolving Loan from $7,000,000 to $5,300,000,
(2) reduce the outstanding principal balance of the Term Loan to $400,000, and
(3) reduce the compensating balance to $700,000.

    E. Effective as of June 22, 1992, Borrowers and Bank entered into Amendment No. 4 To The Loan And Security Agreement ("Amendment No. 4") to modify certain covenants set forth in the Loan Agreement.


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    F.   On or about February 1, 1993, ORS and Canterbury Steel Corporation
(kna CSX, Inc.), a Michigan corporation ("Canterbury"), entered into that certain Partnership Agreement of Canterbury Steel Company ("CSC") to engage in, among other things, the steel service center business. ORS and Canterbury acquired a 50.1% and a 49.9% general partnership interest, respectively, in CSC.

    G. On May 11, 1993, Borrowers, CSC and Bank entered into Amendment No.5 To The Loan And Security Agreement ("Amendment No.5") to (1) add CSC as a co-obligor for the repayment of all loans to Borrowers and CSC by Bank, (2) provide for certain representations, warranties and covenants of CSC, and (3) provide for such other amendments and modifications as are set forth in Amendment No.5.

    H. In a letter from Borrowers and CSC to Bank dated June 9, 1993 (the "Letter Amendment"), Borrowers, CSC and Bank amended the Loan Agreement, as amended, to modify certain financial covenants of Borrowers and CSC.

    I. On October 20, 1993, Borrowers, CSC and Bank entered into Amendment No.6 To The Loan And Security Agreement ("Amendment No.6") to (1) increase the maximum amount of fluids Borrowers and CSC may borrow under the Revolving Loan from $5,300,000 to $6,000,000, (2) modify certain financial covenants of Borrowers and CSC, and (3) provide for such other modifications as are set forth in the provisions of Amendment No.6.

    J. In or about January of 1994, CSC was dissolved and liquidated by ORS and Canterbury.

    K.   On January 31, 1994, Borrowers and Bank entered into Amendment No. 7
To The Loan And Security Agreement ("Amendment No. 7") to (1) increase the maximum amount of fluids Borrowers may borrow under the Revolving Loan from $6,000,000 to $7,200,000, (2) provide Borrowers with a $300,000 Term Loan facility, (3) modify certain financial covenants of Borrowers, and (4) provide for such other amendments and modifications as are set forth in Amendment No. 7.

    L. Effective as of November 30, 1994, Borrowers and Bank entered into amendment No. 8 To The Loan And Security Agreement ("Amendment No. 8") to (1) increase the maximum amount of funds Borrowers may borrow under the Revolving Loan from $7,200,000 to $9,000,000, (2) increase the Revolving Loan Borrowing Base on Eligible Inventory to $4,500,000, (3) decrease the Contract Rate on the Revolving Loan to one (1) percentage point above the Base Rate, (4) modify certain financial covenants of Borrowers, and (5) provide for such other amendments and modifications as are set forth in Amendment No. 8.

    M. Effective as of February 14, 1995, Borrowers and Bank entered into Amendment No. 9 To The Loan And Security Agreement ("Amendment No. 9") to (1) increase the maximum amount of funds Borrowers may borrow under the Revolving Loan from $9,000,000 to $10,000,000, (2) increase the Revolving Loan Borrowing Base on Eligible Inventory from

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$4,500,000 to $5,000,000, and (3) provide for such other amendments and modifications as are set forth in Amendment No. 9.

    N. Effective as of May 25, 1995, Borrowers and Bank entered into Amendment No. 10 To The Loan And Security Agreement ("Amendment No. 10") to
(1) increase the maximum amount of funds Borrowers may borrow under the Revolving Loan from $10,000,000 to $12,000,000, (2) increase the Revolving Loan Borrowing Base on Eligible Inventory from $5,000,000 to $5,500,000, (3) modify certain covenants of Borrowers, and (4) provide for such other amendments and modifications as are set forth in Amendment No. 10.

    0. Effective as of February 29, 1996, Borrowers and Bank entered into Amendment No. 11 To The Loan And Security Agreement ("Amendment No. 11") to
(1) provide a $300,000 Term Loan facility to Environmental Purification Industries, Inc. ("EPI"), a Delaware corporation and a subsidiary of MNC, and
(2) provide for such other amendments and modifications as are set forth in Amendment No. 11.

    P. Effective as of July 25, 1996, Borrowers and Bank entered into Amendment No. 12 To the Loan and Security Agreement ("Amendment No. 12") to
(1) provide a $350,000 Term Loan facility to EPI, and (2) provide for such other amendments and modifications as are set forth in Amendment No. 12.

    Q. Effective as of November 4, 1996, Borrowers and Bank entered into Amendment No. 13 To The Loan And Security Agreement ("Amendment No. 13") to (1) increase the maximum amount of funds Borrowers may borrow under the Revolving Loan from $12,000,000 to $12,400,000 for the period commencing on the effective date of Amendment No. 13 through and including December 31, 1996, (2) modify the payment terms of the PI Term Loans, (3) provide an additional $1,700,000 Term Loan facility to EPI and Environmental Purification Industries Company, an indirect wholly owned partnership of MNC ("EPIC"), (4) provide for a limited guaranty by MNP Corporation ("MNP") of the obligations of EPI and EPIC under the EPI Third Term Loan (as defined in Amendment No. 13) (the "MNP Guaranty"), (5), provide for an unlimited guaranty by William D. Feniger of Borrowers' obligations under the Loan Agreement, as amended (the "Feniger Guaranty"), (6) modify certain covenants of Borrowers, and (7) provide for such other amendments and modifications as are set forth in Amendment No. 13.

    R. Borrowers and Bank now desire to amend the Loan Agreement, as amended, to (1) increase the maximum amount of funds Borrower may borrow under the Revolving Loan from $12,000,000 to $13,500,000, (2) increase the Revolving Loan Borrowing Base on Eligible Inventory from $5,500,000 to $6,000,000, (3) modify certain covenants of Borrowers, and (4) provide for such other amendments and modifications as are set forth in this Amendment No. 14.

    S. Due to the affiliation and financial interdependence of Borrowers, Bank and Borrowers have determined that it would be in their respective best interests for each Borrower to be a joint and several obligor of each other Borrower's obligations to Bank in accordance with the provisions set forth in the Loan Agreement, as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No.5, the Letter Amendment,

Amendment No.6, Amendment No. 7, Amendment No. 8, Amendment No. 9, Amendment No. 10, Amendment No. 11, Amendment No. 12, Amendment No. 13 and this Amendment No. 14.

                                      PROVISIONS

    NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and provisions set forth in this Amendment No. 14, the parties agree as follows:

I.   AMENDMENTS TO LOAN AGREEMENT.

     The Loan Agreement is amended as follows:

     A. On and after the effective date of this Amendment No. 14, each reference in the Loan Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, the Letter Amendment, Amendment No.6, Amendment No. 7, Amendment No. 8, Amendment No. 9, Amendment No. 10, Amendment No. 11, Amendment No. 12 and Amendment No. 13 to "this Agreement," "hereunder," and "hereof", or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No.5, the Letter Amendment, Amendment No.6, Amendment No. 7, Amendment No. 8, Amendment No. 9, Amendment No. 10, Amendment No. 11, Amendment No. 12, Amendment No. 13 and Amendment No. 14. The Loan Agreement, as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No.5, the Letter Amendment, Amendment No.6, Amendment No. 7, Amendment No. 8, Amendment No. 9, Amendment No. 10, Amendment No. 11, Amendment No. 12, Amendment No. 13 and Amendment No. 14 is, and shall continue to be, in full force and effect and hereby is ratified and confirmed in all respects.

    B.   The definition of "Revolving Loan Borrowing Base" set forth in Section
1.1 of the Loan Agreement, as amended, is amended and restated in its entirety as follows:

    REVOLVING LOAN BORROWING BASE - Subject to the provisions of Section 2.3(B) of this Agreement, an amount equal to the lesser of the following amounts:

               (i) the sum of (a) eighty percent (80%) of the unpaid face amount of Eligible Accounts (less the maximum discounts, credits and allowances which may be taken by or granted to Account Debtors in connection therewith) plus (b) fifty percent (50%) of the lesser of the cost (determined on a first-in, first-out basis) or market value of Eligible Inventory; provided, however, that the Revolving Loan Borrowing Base on Eligible Inventory shall in no event exceed $6,000,000, minus (c) the face amount of all Letters of Credit issued by Bank on behalf of any Borrower or Borrowers; or

               (ii) $13,500,000.

     C. The definition of "Credit Note" set forth in Section 1.1 of the Loan Agreement, as amended, is amended and restated in its entirety as follows:

          CREDIT NOTE - The demand note executed by Borrowers and delivered to Bank, dated December 6, 1989, evidencing the revolving credit loan made by Bank pursuant to Section 2.3 of this Agreement, together with (a) Amendment No. 1 To Demand Note, executed by Borrowers and delivered to Bank, dated as of May 31, 1991, (b,) Amendment No. 2 To Demand Note, executed by Borrowers and CSC and delivered to Bank, dated May 11, 1993, (c) Amendment No. 3 To Demand Note, executed by Borrowers and CSC and delivered to Bank, dated as of October 20, 1993, (d) Amendment No. 4 To Demand Note, executed by Borrowers and delivered to Bank, dated January 31, 1994, (e) Amendment No. 5 To Demand Note, executed by Borrowers and delivered to Bank, dated as of November 30, 1994, (f) Amendment No.6 To Demand Note, executed by Borrowers and delivered to Bank, dated as of February 14, 1995, (g) Amendment No. 7 To Demand Note executed by Borrowers and delivered to Bank, dated as of May 25, 1995, (h) Amendment No. 8 To Demand Note executed by Borrowers and delivered to Bank, dated as of November 4, 1996, and (i) Amendment No. 9 To Demand Note, a copy of which is attached to Amendment No. 14 as EXHIBIT 1, and all other amendments to, and all notes issued in substitution for or replacement of, such demand note.

     D. The first sentence of Section 7.1(N) of the Loan Agreement, as amended, is hereby amended in its entirety as follows:

                (N) TANGIBLE NET WORTH. Commencing on May 31, 1997, and continuing on the last day of each 3-month period thereafter, Borrowers shall maintain, on a consolidated basis, a Tangible Net Worth which is equal to or greater than the following amounts on the following dates:

               Date                                    Tangible Net Worth
               ----                                    ------------------

            May 31, 1997                                    $1,700,000
            August 31, 1997                                 $1,900,000
            November 30, 1997                               $2,100,000
            February 28, 1998                               $2,200,000
            May 31, 1998                                    $2,400,000
            August 31, 1998                                 $2,600,000
            November 30, 1998                               $2,800,000
            February 28, 1999 and thereafter                $2,900,000

    E. The first sentence of Section 7.1(0) of the Loan Agreement, as amended, is hereby amended in its entirety as follows:

              (O) DEBT/TANGIBLE NET WORTH RATIO. Commencing on August 31, 1997, and continuing on the last day of each 3-month period thereafter, Borrowers shall maintain, on a consolidated basis, a Debt to Tangible Net Worth ratio which is equal to or less than the following ratios on the following dates:

                                                         Debt To Tangible
               Date                                      Net Worth Ratio
               ----                                      ----------------

            August 31, 1997                                 16.0 to 1
            November 30, 1997                               14.5 to 1
            February 28, 1998                               13.5 to 1
            May 31, 1998                                    12.5 to 1
            August 31, 1998                                 11.5 to 1
            November 30, 1998                               10.5 to 1
            February 28, 1999 and thereafter                10.0 to 1

    F. The first sentence of Section 7.1 (Q) of the Loan Agreement, as amended, is hereby amended in its entirety as follows:


              (Q) CASH FLOW RATIO. Commencing May 31, 1997, and continuing on the last day of each 3-month period thereafter, Borrower's annualized Cash Flow shall be greater than the following ratios on the following dates:

               Date                                      Cash Flow Ratio
               ----                                      ---------------

            May 31, 1997                                     1.2 to 1
            August 31, 1997                                  1.0 to 1
            November 30, 1997                                1.2 to 1
            February 28,1998                                 1.0 to 1
            May 31, 1998 and thereafter                      1.2 to 1


II. BANK'S WAIVER OF CERTAIN DEFAULTS.

     For the sole purpose of completing the transactions described in this Amendment No. 14, Bank hereby acknowledges the covenant defaults committed by Borrowers and referred to in the letter to Bank from MNC attached hereto as
EXHIBIT 2 and waives, solely as to the specific defaults referred to in such letter, the rights of Bank to pursue remedies under the Loan Agreement, as amended, with respect to such defaults.


III.     REPRESENTATIONS. WARRANTIES AND COVENANTS OF BORROWERS.

    A. Each Borrower represents, warrants and covenants that it has good and marketable title to the Collateral free and clear of all liens, claims, mortgages, security interests, pledges, charges or encumbrances whatsoever, except as have been granted to Bank.

    B. To the extent such representations, warranties and covenants pertain to or are to be performed by Borrowers, all representations, warranties and covenants in the Loan

Agreement, as amended, shall continue and be binding on Borrowers under this Amendment No. 14.

IV. CONDITIONS PRECEDENT.

    Each Borrower acknowledges that the effectiveness of this Amendment No. 14 is subject to the following:

    A. The receipt by Bank on the date of this Amendment No. 14 in form and substance and satisfactory to Bank and its counsel of the following:

         1. A certified copy of resolutions of Members of the Board of Directors of each Borrower approving this Amendment No. 14 and all of the matters described in this Amendment No. 14, and every other document or instrument required to be delivered pursuant to this Amendment No. 14.

         2. A Certificate signed by a duly authorized officer of each Borrower to the effect that:

              (a) As of the date hereof, except for Events of Default which have been disclosed to Bank concerning Borrowers' compliance with certain financial covenants, no Event of Default has occurred and is continuing, and no event has occurred which, with the giving of notice or passage of time or both, would constitute an Event of Default.

              (1,) Except as otherwise disclosed, the representations and warranties of Borrowers set forth in Section 6 of the Loan Agreement are true and correct on the date of this Amendment No. 14 with the same force and effect as if made on this date.

         3. A Certificate of an officer of each Borrower certifying (a) to the incumbency and signatures of the officers of such Borrower signing this Amendment No. 14 and every other document and instrument to be delivered pursuant to this Amendment No. 14, and (b) to the effect that such Borrower's Articles (or Certificate) of Incorporation and Code of Regulations (or By-laws) have not been amended since the execution of the Loan Agreement except for (i) the name change by PPI from "National Metal Shearing Corp." to Precise PAC, Inc. on or about April, 1992, and (ii) the reverse stock split by MNC in August of 1993.

         4.   Amendment No. 9 To Demand Note, in substantially the form of
    EXHIBIT I attached to this Amendment No. 14, duly executed by each Borrower.

         5. Such other documents and instruments as Bank may reasonably request to implement this Amendment No. 14 and the transactions described in this Amendment No. 14.

    B. The payment by Borrowers to Bank of an amendment fee in the amount of $5,000.

V.  APPLICABLE LAW.

    This Amendment No. 14 shall be deemed to be a contract under the laws of the State of Ohio, and for all purposes shall be construed in accordance with the laws of such State.


VI. COUNTERPARTS.

    This Amendment No. 14 may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any one of the parties to this Amendment No. 14 may execute this Amendment No. 14 by signing any such counterpart.

         IN WITNESS WHEREOF, the parties have executed this Amendment No. 14 by their duly authorized officers effective as of the 12th day of May, 1997.


NATIONAL CANADA FINANCE CORP.          MERIDIAN NATIONAL CORPORATION
By: /s/ Jack Jankovic                  By: /s/ William D. Feniger
    -----------------                      ----------------------

Title: Vice President                  Title: CEO
       --------------                         ---


                                       PRECISE PAC, INC. (f/k/a
NATIONAL METAL PROCESSING, INC.        National Metal Shearing Corp.)
By: James L. Rosino                    By: James L. Rosino
    ---------------                        ---------------
Title: Vice President - Finance        Title: Vice President - Finance
       ------------------------               ------------------------


OTTAWA RIVER STEEL CO.                 MERIDIAN ENVIRONMENTAL SERVICES, INC.
By: James L. Rosino                    By: James L. Rosino
    ---------------                        ---------------

Title: Vice President - Finance        Title: Vice President - Finance
       ------------------------               ------------------------

INTERSTATE METAL PROCESSING, INC.
By: James L. Rosino
    ---------------
Title: Vice President - Finance
       ------------------------